                                                                    EXHIBIT 99.1

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       [BANC OF AMERICA SECURITIES LOGO OMITTED]

ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE

TRANSACTION
-----------------------

ISSUER             Asset Backed Funding Corporation
  SERIES           Asset Backed Certificates, Series 2003-WF1

COLLATERAL         Approximately $297MM of Closed End Home Equity Mortgage Loans
  ORIGINATOR       Wells Fargo Home Mortgage, Inc.

SERVICER           Wells Fargo Home Mortgage, Inc.
  RATING           "NA", "NA", "RPS1-/NA" (M/S/F)

RATING AGENCIES    Moody's, S&P and Fitch

STRUCTURE
-----------------------

CREDIT SUPPORT
                    1- Excess Interest
                    2- Overcollateralization
                    3- Subordination

                                                                                     297,000   INITIAL     INITIAL     STEPDOWN
                   ---------------------------------------------------------------------------------------------------------------
                      CLASS      MOODY'S       S&P         FITCH     CPN TYPE      AMOUNT       SIZE         C/E         C/E
                   ---------------------------------------------------------------------------------------------------------------

                   ---------------------------------------------------------------------------------------------------------------
                     SENIORS       Aaa         AAA          AAA       Various        255,420      86.00%      14.00%       28.00%
                       M1          Aa2         AA+          AA         Float          14,850       5.00%       9.00%       18.00%
                       M2          A2           A+           A         Float          11,880       4.00%       5.00%       10.00%
                       M3         Baa2         BBB          BBB        Float          10,395       3.50%       1.50%        3.00%
                       M4         Baa3         BBB-         BBB-       Float           2,970       1.00%       0.50%        1.00%
                       CE          UR           UR          UR         Resid           1,485       0.50%       0.00%        0.00%
                   ---------------------------------------------------------------------------------------------------------------

                    After the Stepdown Date the subordinates may receive principal payments Overcollateralization is fully funded at approximately 50bps and is floored at 50bps

TRIGGER EVENT       A Trigger Event exists with respect to any Distribution
                    Date on or after the Stepdown Date if either:
                    (i) the 60+ day delinquency percentage (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [55]% of the senior enhancement percentage for the Offered
                    Certificates or (ii) during such period the Cumulative
                    Realized Loss Percentage exceeds the values defined below:

                    DISTRIBUTION DATES       CUMULATIVE REALIZED LOSS PERCENTAGE
                    April 2006 - March 2007      [2.25%]
                    April 2007 - March 2008      [3.25%]
                    April 2008 - March 2009      [4.00%]
                    April 2009 - March 2010      [4.25%]
                    April 2010 and after         [4.50%]

LOSS COVERAGE
-----------------------

                                                                                       STATIC LIBOR              FWD LIBOR
                    ---------------------------------------------------------------------------------------------------------------
                       CLASS      MOODY'S       S&P         FITCH     CPN TYPE    CDR BREAK    CUM LOSS    CDR BREAK    CUM LOSS
                    ---------------------------------------------------------------------------------------------------------------

                    ---------------------------------------------------------------------------------------------------------------
                        M1         Aa2          AA+         AA         Float         18.8%       16.5%       16.4%        15.0%
                        M2          A2           A+          A         Float         13.4%       12.9%       11.0%        11.1%
                        M3         Baa2         BBB         BBB        Float          9.2%        9.6%        6.0%         6.7%
                        M4         Baa3         BBB-        BBB-       Float          7.3%        7.9%        3.8%         4.4%
                    ---------------------------------------------------------------------------------------------------------------

                       40% loss severity
                       12 month delay
                       Trigger failing
                       Run to maturity
                       Defaults are in addition to prepayments Run at 100ppc for fixed rate loans, 100ppc for ARM loans "Break" is first dollar of principal loss

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       [BANC OF AMERICA SECURITIES LOGO OMITTED]

ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE

EXCESS SPREAD
-----------------------

                        STATIC      FORWARD      FORWARD     FORWARD     FORWARD
--------------------------------------------------------------------------------
 PERIOD      PAYDATE   XS SPREAD    XS SPREAD    1M LIBOR    6M LIBOR     1Y CMT
         1   4/25/03     528          528         1.34        1.31         1.37
         2   5/25/03     515          516         1.32        1.30         1.39
         3   6/25/03     514          514         1.32        1.31         1.43
         4   7/25/03     515          515         1.31        1.31         1.47
         5   8/25/03     513          514         1.29        1.33         1.53
         6   9/25/03     513          514         1.27        1.37         1.59
         7  10/25/03     514          515         1.29        1.41         1.67
         8  11/25/03     512          512         1.35        1.47         1.76
         9  12/25/03     513          513         1.36        1.54         1.85
        10   1/25/04     511          510         1.41        1.62         1.96
        11   2/25/04     511          508         1.51        1.71         2.06
        12   3/25/04     514          511         1.54        1.81         2.17
        13   4/25/04     510          505         1.63        1.92         2.29
        14   5/25/04     512          504         1.77        2.03         2.40
        15   6/25/04     509          500         1.83        2.15         2.50
        16   7/25/04     510          500         1.94        2.27         2.61
        17   8/25/04     508          493         2.11        2.39         2.73
        18   9/25/04     507          491         2.18        2.50         2.83
        19  10/25/04     508          490         2.30        2.62         2.94
        20  11/25/04     505          482         2.45        2.73         3.04
        21  12/25/04     507          495         2.54        2.83         3.13
        22   1/25/05     503          487         2.66        2.94         3.23
        23   2/25/05     502          482         2.79        3.03         3.32
        24   3/25/05     509          489         2.88        3.12         3.41
        25   4/25/05     508          358         2.97        3.22         3.49
        26   5/25/05     509          352         3.06        3.30         3.57
        27   6/25/05     505          368         3.15        3.38         3.65
        28   7/25/05     507          363         3.23        3.46         3.73
        29   8/25/05     503          350         3.31        3.55         3.80
        30   9/25/05     502          339         3.40        3.63         3.87
        31  10/25/05     503          335         3.48        3.71         3.95
        32  11/25/05     499          321         3.56        3.78         4.02
        33  12/25/05     501          355         3.64        3.85         4.08
        34   1/25/06     496          340         3.72        3.93         4.15
        35   2/25/06     495          330         3.80        3.99         4.20
        36   3/25/06     504          340         3.88        4.05         4.27
        37   4/25/06     492          313         3.93        4.11         4.32
        38   5/25/06     502          322         3.97        4.16         4.37
        39   6/25/06     501          333         4.05        4.22         4.43
        40   7/25/06     504          333         4.11        4.28         4.49
        41   8/25/06     502          325         4.14        4.33         4.54
        42   9/25/06     502          317         4.22        4.39         4.59
        43  10/25/06     504          316         4.28        4.44         4.64
        44  11/25/06     502          307         4.31        4.49         4.69
        45  12/25/06     504          325         4.37        4.54         4.74
        46   1/25/07     501          313         4.43        4.60         4.78
        47   2/25/07     501          308         4.48        4.64         4.83
        48   3/25/07     510          318         4.54        4.69         4.88
        49   4/25/07     501          296         4.59        4.73         4.92
        50   5/25/07     504          300         4.61        4.77         4.96
        51   6/25/07     501          303         4.67        4.82         5.00
        52   7/25/07     504          304         4.71        4.86         5.04
        53   8/25/07     501          296         4.74        4.90         5.08
        54   9/25/07     501          290         4.79        4.94         5.12
        55  10/25/07     504          291         4.84        4.98         5.16
        56  11/25/07     502          283         4.86        5.02         5.20
        57  12/25/07     504          296         4.91        5.06         5.23
        58   1/25/08     502          286         4.95        5.10         5.27
        59   2/25/08     502          282         4.99        5.13         5.31
        60   3/25/08     507          288         5.03        5.17         5.34
        61   4/25/08     502          273         5.07        5.21         5.37
        62   5/25/08     505          277         5.09        5.24         5.40
        63   6/25/08     502          278         5.13        5.27         5.44
        64   7/25/08     505          280         5.17        5.31         5.47
        65   8/25/08     502          271         5.20        5.34         5.50
        66   9/25/08     503          266         5.24        5.37         5.53
        67  10/25/08     505          269         5.27        5.40         5.56
        68  11/25/08     503          261         5.28        5.42         5.59
        69  12/25/08     506          272         5.33        5.45         5.62
        70   1/25/09     503          263         5.35        5.48         5.65
        71   2/25/09     503          261         5.37        5.51         5.67
        72   3/25/09     511          274         5.41        5.54         5.70
        73   4/25/09     504          257         5.41        5.54         5.70
        74   5/25/09     506          262         5.41        5.54         5.70
        75   6/25/09     504          262         5.41        5.54         5.70
        ------------------------------------------------------------------------
        Run at 100ppc for fixed rate loans, 100ppc for ARM loans